THE ALGER AMERICAN FUND

     Supplement to the Statement of Additional Information dated May 1, 2002 as supplemented January 10, 2003


The following supplements the information provided under "MANAGEMENT" - "Trustees and Officers of the Fund."

Effective February 1, 2003, B. Joseph White has resigned as a Trustee of the Fund. He has been replaced on the Fund's Audit Committee by Nathan E. Saint-Amand.

The date of this supplement is February 12, 2003.